UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report: May 9, 2011

(Date of earliest event reported)

Sterling Financial Corporation

(Exact name of Registrant as Specified in its Charter)

Washington	001-34696	91-1572822
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

111 North Wall Street, Spokane, Washington 99201

(Address of Principal Executive Offices and Zip Code)

(509) 458-3711

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01. Changes in Registrant’s Certifying Accountant

(a)         On May 9, 2011, Sterling Financial Corporation (“Sterling”) informed BDO USA, LLP (“BDO”) of its dismissal as Sterling’s independent registered certifying accountant. The Audit Committee of Sterling’s board of directors recommended and approved this action following the conclusion of a formal review of proposals to perform independent audit services for 2011 fiscal year from three other firms and BDO (see section (b) below).

    The audit report of BDO on Sterling’s consolidated financial statements as of and for the year ended December 31, 2010 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. The BDO audit report as of and for the year ended December 31, 2009 contained a “going concern” emphasis of matter. Otherwise, the audit report of BDO for this period did not contain any other adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

    During the years ended December 31, 2010 and 2009 and any subsequent interim period through May 9, 2011, (i) there were no disagreements with BDO regarding any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which disagreements, if not resolved to BDO’s satisfaction, would have caused BDO to make reference to such disagreement in connection with its opinion, and (ii) there were no reportable events as described in 304(a)(1)(v) of regulation S-K.

    On May 9, 2011, Sterling provided BDO with a copy of this Current Report on Form 8-K. BDO has furnished Sterling with a letter addressed to the SEC stating their agreement with the disclosure concerning BDO contained herein. Attached hereto as Exhibit 16.1 is a copy of the BDO letter dated May 11, 2011.

(b)        On May 10, 2011, the Audit Committee retained KPMG LLP (“KPMG”) as Sterling’s new independent registered certifying accounting firm. During the years ended December 31, 2010 and 2009 and any subsequent interim period through May 10, 2011, Sterling has not consulted with KPMG regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Sterling’s financial statements or as to any disagreement or reportable event as described in Item 304(a)(1)(iv) and Item 304(a)(1)(v) of Regulation S-K under the Securities Act.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(d)        Exhibits.

16.1	Letter dated May 11, 2011 from BDO USA, LLP to the Securities and Exchange Commission regarding change in certifying accountant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STERLING FINANCIAL CORPORATION
(Registrant)

May 11, 2011	By:	/s/ Patrick J. Rusnak
Date		Patrick J. Rusnak
Chief Financial Officer